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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2007

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      0-8176                  95-1840947
     (State or Other         (Commission File Number)       (IRS Employer
     Jurisdiction of                                     Identification Number)
    Incorporation or
      Organization)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Mr. Stephen C. Held resigned, as President of the Services Group of Southwest Water Company, effective December 31, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOUTHWEST WATER COMPANY


                                   By: /s/ William K. Dix
                                       -----------------------------------------
                                       William K. Dix
                                       General Counsel and Corporate Secretary

Dated: December 28, 2007